Filed Pursuant to Rule 497(e)
1933 Act File No. 033-52154
1940 Act No. 811-07168

Hennessy Japan Fund

Investor Class HJPNX | Institutional Class HJPIX

July 7, 2023

Supplement to the Statutory Prospectus dated February 28, 2023

Effective as of June 30, 2023, Yu Shimizu is no longer a Portfolio Manager of the Hennessy Japan Fund. Effective as of July 5, 2023, Angus Lee and Kohei Matsui have been added as Portfolio Managers of the Hennessy Japan Fund. As a result, the “Portfolio Managers” section of the prospectus is replaced in its entirety as follows:

Portfolio Managers

Masakazu Takeda, CFA and CMA, Angus Lee, CFA, and Kohei Matsui are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Takeda has served as a Portfolio Manager of the Fund since November 2006. Messrs. Lee and Matsui have each served as a Portfolio Manager of the Fund since July 2023.

In addition, in the section “Portfolio Managers Employed by Sub‑Advisors” under the heading “Management of the Funds,” the paragraph titled “Yu Shimizu” is deleted in its entirety and the following two paragraphs are added:

Angus Lee, CFA, has served as a Portfolio Manager of the Hennessy Japan Fund since July 2023. He joined SPARX in 2017 as an analyst and became a fund manager in 2019.

Kohei Matsui has served as a Portfolio Manager of the Hennessy Japan Fund since July 2023. He joined SPARX in 2015 as an analyst and became a fund manager in 2018.

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Please Read Carefully and Keep for Future Reference